UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 1, 2021, the Board of Directors (the “Board”) of BrightSpire Capital, Inc. (the “Company”) increased the size of the Board from six to seven members and appointed Catherine Long to the Board and audit committee of the Board, effective December 1, 2021. Ms. Long will serve as an independent director until the Company’s next Annual Meeting of Stockholders in 2022 or until her successor is duly elected and qualifies.

Ms. Long was nominated by the Company’s Nominating and Corporate Governance Committee (the “Committee”) after a review of prospective candidates, including backgrounds, relevant experience and professional and personal reputations. The Committee conducted a search for nominees and considered recommendations from members of the Board and management of the Company. Ms. Long was not named to any committee of the Board other than the audit committee at this time.

Ms. Long will participate in the Company’s non-employee director compensation program. A complete description of the Company's non-employee director compensation program is set forth in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 24, 2021 (“Director Compensation – Non-Executive Non-Employee Director Compensation Policy”) and is incorporated herein by reference. As approved by the Board, Ms. Long will be entitled to a pro-rated grant of 4,543 restricted shares of the Company’s common stock (vesting on May 5, 2022) and an annual cash compensation of $80,000 payable in quarterly installments, pro-rated for service beginning December 1, 2021 until the next Annual Meeting of Stockholders in 2022 or until her successor is duly elected and qualifies.

In connection with her appointment to the Board, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Ms. Long that obligates the Company to indemnify her to the maximum extent permitted by Maryland law. The Indemnification Agreement provides that if she is a party or is threatened to be made a party to any proceeding by reason of her status as a director, the Company must indemnify her for all expenses and liabilities actually and reasonably incurred by her, or on her behalf, unless it has been established that:

•her act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
•she actually received an improper personal benefit in money, property or services; or
•with respect to any criminal action or proceeding, she had reasonable cause to believe that her conduct was unlawful;

provided, however, that the Company will (i) have no obligation to indemnify her for a proceeding by or in the right of the Company, for expenses and liabilities actually and reasonably incurred by her, or on her behalf, if it has been adjudged that she is liable to the Company with respect to such proceeding and (ii) have no obligation to indemnify or advance expenses to her for a proceeding brought by her against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the Maryland General Corporation Law or as otherwise provided by the Company’s charter or bylaws, a resolution of the Board or an agreement approved by the Board. The form of the Indemnification Agreement has been filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K and is incorporated herein by reference.

The following is a biographical summary for Ms. Long:

Catherine Long serves as an independent director at the Company, appointed in December 2021. Ms. Long has over 30 years of accounting, operating and financial management expertise.

Most recently, Ms. Long was one of the founders of STORE Capital Corporation (NYSE: STOR), an internally managed net-lease real estate investment trust formed in 2011 to focus on single tenant operational real estate of middle market companies across the United States. Ms. Long served as STORE’s Executive Vice President – Chief Financial Officer, Treasurer and Assistant Secretary from its inception in May 2011 until November 2021. As Chief Financial Officer, her responsibilities included financial planning, asset-liability management, treasury, accounting and controls, and serving on STORE’s executive investment committee.

Prior to co-founding STORE, Ms. Long was Chief Financial Officer, Senior Vice President and Treasurer of Spirit from its inception in August 2003 to February 2010. Prior to Spirit, Ms. Long served in various capacities with FFCA and its successor, GE Capital Franchise Finance. Ms. Long was also FFCA’s Principal Accounting Officer and actively participated in FFCA’s real estate limited partnership rollup, as well as numerous securitization transactions and business combinations. Prior to her employment with FFCA, Ms. Long was a senior manager specializing in the real estate industry with the international public accounting firm of Arthur Andersen in Phoenix, Arizona.

Ms. Long was named CFO of the Year in 2008 by the Arizona chapter of Financial Executives International. From December 2019 to November 2021, Ms. Long served on the board of directors and audit committee of Oaktree Real Estate Income Trust, Inc., a non-traded, externally-managed REIT, formed to invest in income-producing commercial real estate assets and debt, primarily in the office, multifamily and industrial sectors. She received a B.S. degree in accounting with high honors from Southern Illinois University and has been a certified public accountant since 1980.

Item 7.01.	Regulation FD Disclosure.

On December 2, 2021, the Company issued a press release announcing the matters described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated December 2, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2021	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary